UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 21, 2005


                        PACKAGING DYNAMICS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


              Delaware                000-49741                    32-0009217
   (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
           of Incorporation)                                 Identification No.)


           3900 West 43rd Street, Chicago, Illinois                60632
           (Address of Principal Executive Offices)              (Zip Code)


                                (773) 843-4000
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement.

                On September 21, 2005, Phillip D. Harris resigned as a director of Packaging Dynamics Corporation (the "Company"), effective as of September 21, 2005 and, as previously announced, from his position as President and Chief Operating Officer of the Company, effective as of September 30, 2005. He will remain employed by the Company until March 31, 2006. In connection with such resignation, the Company and Mr. Harris terminated the Severance and Change of Control Agreement, dated January 23, 2003, by and between the Company and Mr. Harris (the "Severance Agreement") and entered into a Separation Agreement, dated September 21, 2005 (the "Separation Agreement"). Pursuant to the terms of the Separation Agreement, Mr. Harris is entitled to a severance payment equal to his annual base salary as in effect immediately prior to September 21, 2005 and target bonus (which shall be deemed to be 60% of his annual salary) payable in twenty-four (24) equal bimonthly payments beginning after the execution of a release pursuant to the terms of the Separation Agreement. All stock options granted to Mr. Harris scheduled to vest on or prior to March 31, 2006 will vest and be exercisable in accordance with the terms thereof. All stock options granted to Mr. Harris scheduled to vest after March 31, 2006 shall immediately expire and be forfeited as of such date.

                A copy of the Separation Agreement is attached hereto as
Exhibit 10.1. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete copy attached hereto as an exhibit.

Item 1.02       Termination of Material Definitive Agreement.

                In connection with Mr. Harris's resignation and the Separation Agreement, the Severance Agreement has been terminated in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                As described in Item 1.01 of this Current Report on Form 8-K, effective as of September 21, 2005, Mr. Harris resigned as a director of the Company and effective as of September 30, Mr. Harris will resign as President and Chief Operating Officer of the Company.

                Effective as of September 21, 2005, Gaby A. Ajram, 58, was appointed as a director of the Company. Mr. Ajram has served as Vice President of the Company since September 2004 and President of the Company's indirect, wholly-owned subsidiary, Papercon, Inc. Prior to joining the Company, Mr. Ajram was the President and sole shareholder of Papercon, Inc.

Item 9.01.      Financial Statements and Exhibits.

            (c)      Exhibits.

Exhibit No.     Description
-----------     -----------

Exhibit 10.1 Separation Agreement, dated September 21, 2005, by and between Packaging Dynamics Corporation and Phillip D. Harris

                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACKAGING DYNAMICS CORPORATION


Dated: September 21,  2005           By: /s/ Patrick T. Chambliss
                                         -------------------------
                                         Name:  Patrick T. Chambliss
                                         Title: Vice President and Chief
                                                Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

Exhibit 10.1 Separation Agreement, dated September 21, 2005, by and between Packaging Dynamics Corporation and Phillip D. Harris